Provisions	12 Months Ended
Dec. 31, 2018
Provisions [abstract]
Provisions
14.	Provisions

 This caption is made up as follows:

	Workers’ profit-sharing	Long-term incentive plan	Rehabilitation provision	Total
	S/(000)	S/(000)	S/(000)	S/(000)

At January 1, 2018	20,147	30,322	2,399	52,868
Additions, note 22	15,712	9,495	—	25,207
Unwinding of discounts, note 25	—	767	—	767
Change in estimates, note 23	—	—	(910)	(910)
Payments and advances	(21,518)	(4,584)	—	(26,102)

At December 31, 2018	14,341	36,000	1,489	51,830

Current portion	14,341	32,112	—	46,453
Non-current portion	—	3,888	1,489	5,377

	14,341	36,000	1,489	51,830

At January 1, 2017	17,018	34,368	2,367	53,753
Additions, note 22	21,554	11,401	—	32,955
Unwinding of discounts, note 25	—	477	45	522
Payments and advances	(18,425)	(15,924)	(13)	(34,362)

At December 31, 2017	20,147	30,322	2,399	52,868

Current portion	20,147	4,200	228	24,575
Non-current portion	—	26,122	2,171	28,293

	20,147	30,322	2,399	52,868

Workers’ profit sharing -

In accordance with Peruvian legislation, the Group maintains an employee profit sharing plan between 8% and 10% of annual taxable income. Distributions to employees under the plan are based 50% on the number of days that each employee worked during the preceding year and 50% on proportionate annual salary levels.

Long-term incentive plan -

In 2011, the Group implemented a compensation plan for its key management. This long-term benefit is payable in cash, based on the salary of each officer and depends on the years of service of each officer in the Group. Under the plan, the executive would receive the equivalent of an annual salary for each year of service beginning to accrue from 2011. This benefit accrues and accumulates for each officer, and is payable in two moments: to a group on the sixth year since the creation of this bonuses plan, to a second group on the seventh year since the creation of this bonuses plan and the last payment at the end of the ninth year from the creation of the plan. If the executive decides to voluntarily leave the Group before a scheduled distribution, he will not receive this compensation. In accordance with IAS 19, the Group used the Projected Unit Credit Method to determine the present value of this deferred obligation and the related current deferred cost, considering the expected increases in salary base and the corresponding current government bond discount rate. As of December 31, 2018 and 2017, the Group maintains a recorded liability for S/36,000,000 and S/30,322,000, respectively, related to this compensation.

Rehabilitation provision -

As of December 31, 2018 and 2017, it corresponds to the provision for the future costs of rehabilitating the quarries exploited in Company’s operations and the zinc mine site (fully impaired in 2011 and closed in 2018), located in the Region of Amazonas. The provision has been created based on studies made by internal specialists. Management believes that the assumptions used, based on current economic environment, are a reasonable basis upon which to estimate the future liability. These estimates are reviewed regularly to take into account any material change to the assumptions. However, actual rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning works required to reflect future economic conditions.

Future cash flows were estimated from financial budgets approved by senior management and the range of risk free discount rates used in the calculation of the present value of this provision as of December 31, 2018 and 2017 was 4.34 to 4.75 percent.

Management expects to incur a significant part of this obligation in the medium and long-term. The Group estimates that this liability is sufficient according to the current environmental protection laws approved by the Ministry of Energy and Mines.